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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2004

                          ASPECT MEDICAL SYSTEMS, INC.
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               (Exact name of registrant as specified in charter)

        Delaware                      000-24663                  04-2985553
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 (State or other juris-              (Commission                (IRS Employer
diction of incorporation             File Number)            Identification No.)

            141 Needham Street                                  02464-1505
           Newton, Massachusetts
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 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (617) 559-7000


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          (Former name or former address, if changed since last report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 21, 2004, Aspect Medical Systems, Inc. announced its financial results for the fiscal quarter ended April 3, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2004                    ASPECT MEDICAL SYSTEMS, INC.

                                        By:  /s/ J. Neal Armstrong
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                                             Name:  J. Neal Armstrong
                                             Title: Vice President and Chief
                                                    Financial Officer
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                                  EXHIBIT INDEX

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
Exhibit No.               Description
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
99.1                      Press release dated April 21, 2004
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